Exhibit 99.3

LOAN AGREEMENT

This LOAN AGREEMENT (this "Agreement") is entered into at East Haven, Connecticut, as of February 28, 2023, between Sachem Capital Corp., a New York corporation, with an office at 698 Main Street, Branford, Connecticut 06450 (the "Borrower") and New Haven Bank, with an address of 299 Whalley Avenue, New Haven, Connecticut 06511 (the "Bank").

FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents to and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

1.       THE LOAN

1.1                   Loan(s). Bank agrees, from time to time, in its sole discretion, to make loans (collectively, the "Loans") to or for the account of Borrower, upon Borrower's request therefor, in such amounts as shall be mutually agreed upon, subject to the terms and conditions set forth herein. Loans shall be evidenced by one or more notes issued by the Borrower in favor of the Bank (collectively, and each a "Note"). This Agreement, each Note and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

1.2                 Definitions. The following definitions shall apply:

(a)	"Code" shall mean the Connecticut Uniform Commercial Code, Title 42a C.G.S.A. as amended from time to time.

(b)	"Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

(c)	"Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.       REPRESENTATIONS AND WARRANTIES

2.1                  Organization and Qualification. Borrower is a duly organized and validly existing corporation under the laws of the State of New York and authorized to do business in the State of Connecticut as a foreign corporation, with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said States, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

2.2                 Related Parties. Borrower has no interest in any entities other than those listed on Schedule 2.2, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than those listed on Schedule 2.2, if any.

2.3                Company Records. Borrower's Articles of Organization, Operating Agreement or other charter document and all amendments thereto have been duly filed and are in proper order. All members, shareholders and/or trustees of the Borrower are properly reflected on all books and records of the Borrower, including but not limited to its minute books, bylaws and books of account, all of which are accurate and up to date and will be so maintained.

2.4                Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, except (a) the mortgages, deeds of trust and security interests as set forth on Schedule 2.4, if any, and (b) the leases of personal property as set forth on Schedule 2.4, if any.

2.5                Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

2.6                Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by equity or laws relating to the enforcement of creditors' rights.

2.7                Financial Statements. The Borrower has furnished to the Bank its Federal Tax Returns for the calendar year ending December 31,_________.This document fairly presents the condition of the Borrower at the date thereof and the results of the operations of the Borrower for the period indicated, all in conformity with generally accepted accounting principles, consistently applied.

2.8       Changes. Since the date of the Financial Statements, there have been no changes in the assets, liabilities, financial condition or business of the Borrower, other than changes in the ordinary course of business, the effect of which have, in the aggregate, been materially adverse.

3.       AFFIRMATIVE COVENANTS

3.1       Financial Statements. Borrower and Guarantors will furnish to Bank:

(a)	Borrower's and Guarantors' CPA prepared and filed Federal tax returns, including all schedules thereto, for the prior year by April 15th or within 30 days after the date that Borrower's tax returns are required to be filed each such year or by such other date approved by the Bank;

(b)	from time to time, such financial data and information about Borrower as Bank may reasonably request, including but not limited to copies of leases, certified rent rolls, and property operating statements; and

(c)	any financial data and information about any guarantors of the Obligations as Bank may reasonably request.

3.2                 Overdue Financial Reporting. Notwithstanding anything to the contrary in any of the Loan Documents, in the event the Borrower fails to deliver when due any financial reports required to be delivered under this Agreement, the Borrower shall pay to the Bank, in addition to all amounts otherwise due under the Loan Documents, a financial reporting late fee equal to $500.00 until such time Borrower has delivered all such delinquent reports. Notwithstanding the payment of any late fees under this paragraph, the failure to deliver when due any financial reports required to be delivered under this Agreement shall constitute an Event of Default under this Agreement.

3.3                 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts for the term of the loan. All loan payments and fees will automatically be debited from the Borrower's primary operating account.

3.4                 Insurance. Borrower will maintain in force property and casualty insurance on any property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least Thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any property shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations.

4.       NEGATIVE COVENANTS

4.1                  Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business. All debts of the Borrower to related parties, existing or future, will be subordinated to Bank debt.

4.2                 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent. No changes in ownership or control of the Borrower will be allowed without prior Bank approval, with the exception of transfers made solely for the purpose of estate planning provided that such transfer shall be disclosed to the Bank within thirty (30) days after the effective date thereof.

4.3                 Loans or Advances. Borrower shall not make any loans or advances to any individual, partnership, corporation, limited liability company, trust, or other organization or person, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its members, officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

4.4                 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity.

4.5                 Merger. Borrower shall not merge or consolidate or be merged or consolidated with or into any other entity.

4.6                 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

4.7                 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

4.8                 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets. Borrower shall not enter into any agreement with any person other than the Bank that prohibits the Borrower from granting any security interest in, or mortgage of, any of its properties or assets.

4.9                 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

4.10              Change of Name, etc. Borrower shall not change its legal name or the State or the type of its formation, without giving the Bank at least 30 days prior written notice thereof.

5.       DEFAULT

5.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events: (a) default of any liability, obligation, covenant or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank; (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank; (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party; (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false or misleading in any material respect when made; (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, orthe merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (f) the death of any Guarantor (g) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors; (h) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations; (i) a judgment or judgments for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; (j) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations; (k) the termination or revocation of any guaranty of the Obligations; or (I) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired, or (m) the vesting of title to property located at 568 East Main Street or 698 Main Street, Branford, Connecticut in any entity other than Sachem Capital Corp. or any change in control of Sachem Capital Corp.

5.2                Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

5.3                Nonexclusive Remedies. All of the Bank's rights and remedies not only underthe provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.       MISCELLANEOUS

6.1                 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

6.2                Waiver of Homestead. To the maximum extent permitted under applicable law, the Borrower hereby waives and terminates any homestead rights and/or exemptions respecting any of its property under the provisions of any applicable homestead laws, including without limitation, Section 52-352b of the Connecticut General Statutes Annotated.

6.3                Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank, whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrowertothe Bank and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.

6.4                Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights orthe Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to any collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of any Obligation.

6.5                Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

6.6                Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

6.7                Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

6.8                Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until released in writing by the Bank. The Bank may transfer and assign this Agreement and deliver it to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement orthe other Loan Documents.

6.9                Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to comply with applicable statute or law.

6.10             Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

6.11              Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

6.12             Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Bank at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

6.13             Governing Law. This Agreement shall be governed by the laws of the State of Connecticut.

6 14            JURY WAIVER. THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY. 6 15 PREJUDGMENT REMEDY WAIVER. BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT SUCH LOAN IS A COMMERCIAL TRANSACTION AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES ANNOTATED, SECTION 52-278A ET. SEQ., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT BANK'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES ANNOTATED, SECTION 52-278F, ISSUE A WRIT FOR PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BANK'S ATTORNEY, AND BANK ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF BANK TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY BANK AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BANK BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF BORROWER OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY BANK. BORROWER ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

Executed as an instrument under seal as of February 28, 2023.

Witness:	Borrower:

Sachem Capital Corp.,

//s/Peter Giannotti	By:	/s/ John Warch
Peter Giannotti	John Warch,
Chief Financial Officer

Accepted: New Haven Bank

By:
Name: Richard Venditto
Title: Vice President